UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

Form 8-K/A


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934



Date of Report: July 9, 2009


Cavit Sciences, Inc.
(Exact name of small business issuer as specified in its charter)

Commission File Number: 000-52263

           Florida
03-058693
  (State of incorporation)
(IRS Employer ID Number)

27 1st Avenue, Patterson, NJ. 07514
(Address of principal executive offices)

(973)-278-7327
(Issuer's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]	Written communications pursuant to Rule 425 under
the Securities Act (17 CFR 230.425)
[    ]	Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)
[    ]	Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]	Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









Item 4.01 - Changes in Registrants Certifying Accountant

Termination of Mallah Furman (f/k/a Berkovits & Company
LLP)


On April 13, 2009, the Board of Directors of Cavit Sciences,
Inc. (a Florida corporation) (Cavit or Company) has terminated its registered independent certified public accounting firm, Mallah Furman (f/k/a Berkovits & Company LLP) of Ft.
Lauderdale, Florida, effective immediately.

Mallah Furman (f/k/a Berkovits & Company LLP) reported on the Companys financial statements for the year ended
December 31, 2007 and reviewed the Companys financial statements for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008. For these periods and up through April 13, 2009, there were no disagreements with Mallah Furman (f/k/a Berkovits & Company LLP) on any matter of accounting principle or practices, financial statement disclosure or audit scope or procedure, which disagreement(s), if not resolved to the satisfaction of Mallah Furman (f/k/a Berkovits & Company LLP) would have caused them to make reference thereto in its report on the financial statements for such periods. Further, there were no reportable events, as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC, during the years ended December 31, 2007 and through April 13, 2009.

The report of Mallah Furman (f/k/a Berkovits & Company
LLP) on the financial statements of the Company for the year ended December 31, 2007 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern. We currently lack sufficient capital to generate revenue or operate our business in a profitable manner.

The Company has provided Mallah Furman (f/k/a Berkovits & Company LLP) with a copy of the foregoing disclosure and requested that Mallah Furman (f/k/a Berkovits & Company
LLP) provide the Company with a letter addressed to the U. S. Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item. A copy of such letter, is filed as Exhibit 16.1 to this Current Report on Form 8-KA








From Company inception through year ending December 31, 2006, Infante & Company was our certifying accountant.


Engagement of S. W. Hatfield, CPA

On April 13, 2009, subject to the completion of required professional due diligence, the Companys Board of Directors announced that it intends to engage S. W. Hatfield, CPA of Dallas, Texas (SWHCPA) as the Companys new registered independent public accounting firm to audit the Companys financial statements for the year ended December 31, 2008.


The Company did not consult with SWHCPA at any time prior to April 13, 2009 including the Companys two most recent fiscal years ended December 31, 2007, and the subsequent interim periods through the date of this Report, with respect to the application of accounting principles to a specified transaction, and neither completed or proposed, or the type of audit opinion that might be rendered on the Companys financial statements, either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue or any other matters, disagreements or reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.




SIGNATURES

In accordance with the requirements of the Securities
Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cavit  Sciences, Inc.

Dated: July 9, 2009

/s/ Maggie Smyth
Chief Executive Officer
























Exhibit 16.1





July 9, 2009


Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561


Dear Sirs/Madams:

This letter will confirm that we reviewed Item 4.01 of Cavit Sciences, Inc.s Form 8-KA dated July 9, 2009, captioned Changes in the Registrants Certifying Accountant and that we agree with such statements made therein as they relate to Mallah Furman (f/k/a Berkovits & Company LLP).

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-KA

Yours truly,


/s/ Mallah Furman (f/k/a Berkovits & Company LLP)

 Fort Lauderdale, Florida





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